EXECUTION VERSION


                             THE TOPPS COMPANY, INC.
                            2001 STOCK INCENTIVE PLAN
                   (Amended and Restated as of June 30, 2005)



1. Purposes.

     The Topps Company, Inc. 2001 Stock Incentive Plan (the "Plan") is intended to attract and retain the best qualified employees and other service providers, to incentivize such individuals to make substantial contributions to the future success of The Topps Company, Inc., a Delaware corporation (the "Company"), or to certain entities directly or indirectly controlled by or affiliated with the Company, to ensure that the Company can provide competitive compensation opportunities to its personnel and to further align the interests of these individuals with those of the shareholders of the Company. By meeting these objectives, the Plan is intended to benefit the shareholders of the Company.

     So that the appropriate incentive can be provided, the Plan allows for granting incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), restricted stock awards, and other stock-based awards, or any combination of the foregoing.


2. Administration of the Plan.

     The Plan shall be administered by the Compensation Committee ("Compensation Committee") of the Board of Directors of the Company (the "Board") which at all times it takes action pursuant to the Plan shall consist of at least two persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that at any time the Compensation Committee is not properly composed as set forth above, the full Board shall administer the Plan. The entity charged with the administration of the Plan from time to time is hereinafter referred to as the "Committee". Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the Plan:

     (a) to make grants of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, stock options ("Options") which are not intended to be ISOs ("Non-Qualified Options"), SARs, shares of restricted stock ("Restricted Stock") and any other stock-based award (ISOs, Non-Qualified Options, SARs, Restricted Stock and other stock-based awards, collectively referred to herein as "Awards") that it deems appropriate to carry out the intent and purposes of the Plan and to determine the individuals to whom, and the time or times at which, any such Award shall be granted, the number of shares of Common Stock to be subject to each Award and whether Options shall be ISOs or Non-Qualified Options;

     (b) to interpret and construe the Plan;

     (c) to prescribe, amend and rescind rules and regulations relating to the Plan;

     (d) to determine the terms and provisions of the respective Award agreements;

     (e) to accelerate the vesting of any outstanding Awards (while taking into consideration the accounting effect, if any, of any such acceleration);

     (f) to make grants to individuals who are foreign nationals or who are employed outside the United States or both, on such terms and conditions (which may be different than specified by the Plan) which the Committee deems necessary or appropriate to assure the viability of such grants to meet the purposes of the Plan and to comply with the laws or customs of the jurisdiction in which such individual is a citizen or resident; and

     (g) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an Award has been granted under the Plan is referred to herein as a "Holder". An individual to whom an Option has been granted under the Plan is referred to herein as an "Optionee". The Committee's determinations on the matters referred to in this Section 2 shall be final, binding and conclusive for all purposes, upon all persons, including without limitation, the Company, the stockholders, the Board, the Committee and each member thereof, the directors, officers and employees of the Company, and the Holders and their respective successors in interest.


3. Shares Subject to the Plan.

     The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Awards which provide for settlement in shares of Common Stock. Subject to adjustment as contemplated by Section 10 hereof, the maximum number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall not exceed the sum of (i) that number of shares of Common Stock which remain available for grant of options under The Topps Company, Inc. 1996 Stock Option Plan (the "Prior Plan") on June 28, 2001 and (ii) 2,100,000 shares, as increased from time to time by (A) that number of shares of Common Stock which were or are reserved for issuance upon the exercise of Options or Awards granted under the Plan, or under the Prior Plan, which shall have expired, been canceled, or terminated for any reason without having been exercised in full, and (B) that number of shares which are exchanged by a Holder or withheld by the Company, either actually or by attestation, as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of an Option or other Award granted under the Plan or the Prior Plan or as required to be withheld to satisfy any federal, state or local tax liability with respect to such Option or Award. The preceding sentence notwithstanding, the aggregate number of shares for which Awards other than Options may be granted under the Plan shall not exceed 660,000 shares. Shares available for issuance under the Plan which are not issued in a given year shall be carried forward and continue to be available in the succeeding year. Where any Award is settled in cash or any form other than shares of Common Stock, the shares in respect of which the Award is settled shall not be deemed issued and shall remain available for issuance under the Plan. To the extent that shares of Common Stock available under the Prior Plan are made available under this Plan, such shares shall no longer be available under the Prior Plan. The shares of Common Stock to be issued under the Plan may be authorized but unissued shares or shares of Common Stock that shall have been or may be reacquired by the Company.


4. Eligibility.

     (a) ISOs may be granted only to employees of the Company or a "subsidiary corporation" within the meaning of Section 424 of the Code ("Subsidiary"). All other Awards may be granted only to employees of, non-employee directors of, and persons or entities which provide significant services to, (i) the Company, (ii) a Subsidiary, or (iii) an entity directly or indirectly controlled by or affiliated with the Company and designated by the Committee ("Designated Entities"). Individuals or entities eligible to be granted Awards are hereinafter referred to as "Eligible Individuals". The term "Company," when used in the Plan, shall be deemed to include the Company, Subsidiaries and Designated Entities.

     (b) Nothing contained in the Plan shall be construed to limit the right of the Company to adopt such other incentive arrangements as it may deem advisable, including, without limitation, the right to grant stock-based awards otherwise than under the Plan for proper corporate purposes.


5. Terms of Options and SARs.

     Each Option or SAR granted under the Plan shall be evidenced by a written agreement in such form and containing such terms and conditions (not inconsistent with the Plan) as the Committee shall in its discretion adopt. Option and SAR agreements need not contain identical terms and conditions and may include, without limitation, expiration contingencies, forfeitability contingencies based on continued employment or services with the Company, the meeting of performance criteria, or any or all of the above.

     (a) The  Committee  shall fix the  purchase  price of the  shares of Common
Stock subject to each Option and the exercise price of each SAR, at the time such Option or SAR is granted; provided, that in no event shall the per share purchase price of an Option or the exercise price of an SAR be less than the Fair Market Value of a share of Common Stock on the date of grant.

     (b) The Committee shall fix the date or dates on which each Option (or portion thereof) or SAR shall be exercisable at the time such Option or SAR is granted.

     (c) The Committee shall fix the expiration date of each Option or SAR at the time such Option or SAR is granted. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date of its grant and each Option and SAR shall be subject to earlier termination as determined by the Committee.

     (d) SARs and Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Assistant Treasurer) of written notice of the number of SARs or number of shares of Common Stock with respect to which the SAR or Option is being exercised accompanied, in the case of an exercise of an Option, by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of shares of Common Stock having a Fair Market Value equal to such purchase price; provided that such shares shall have been held by the Optionee for at least six (6) month prior to exercise or previously acquired in an open market transaction, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price, to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Option Holder or to deliver the remaining shares of Common Stock to the Option Holder, or (v) by any combination of the methods of payment described in (i) through (iv) above; provided, however, that the Company shall not, directly or indirectly, extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company, under (iv) above or otherwise, in violation of
Section 402 of the Sarbanes-Oxley Act of 2002.

     (e) An Option Holder shall not have any of the rights of a holder of the Common Stock with respect to the shares of Common Stock subject to an Option until such shares are issued to such Option Holder upon the exercise of such Option.

     (f) For purposes of the Plan, as of any date when the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the Common Stock as of such date shall be deemed to be the closing price, on the day prior to the date of determination on the stock exchange (including NASDAQ-NMS) with the largest volume of sales of Common Stock on such day if sold on any exchange, or if not sold on any such exchange, the average of the closing bid and asked prices of the Common Stock on the day prior to the date determination; or, if there are no such sales on that date, then on the last preceding date on which such sales were reported. If the Common Stock is not quoted on the NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the "Fair Market Value" of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

     (g) In no event shall any single Eligible Individual be granted Options or SARs under the Plan covering more than 500,000 shares of Common Stock during any partial or full fiscal year of the Company during which the Plan is in existence, subject to adjustment as provided in Section 10 hereof.

     (h) Except as otherwise specifically provided by the Committee in the Option or SAR agreement, Options and SARs may be exercised only within the periods set forth below and no vesting shall occur following termination of employment or service with the Company. All unvested Options and SARs held by an Optionee at the time of termination of employment or service with the Company for any reason shall immediately expire. Except as otherwise set forth below, an Option or SAR held by a director shall be exercisable only if the Optionee has maintained continuous status as a member of the Board of Directors and an Option or SAR held by an employee shall be exercisable only if the Optionee has maintained continuous status as an employee since the date of grant. No Option or SAR shall be exercisable after termination of an Optionee's membership on the Board of Directors or employment or service with the Company by the Company for Cause (as defined below). In the event of an Optionee's (i) voluntary resignation from employment or service with the Company, (ii) termination of employment or service by the Company without Cause, or (ii) termination of employment or service by the Company on account of disability (as defined in
Section 22(e)(3) of the Code), the Options and/or SARs held by such individual which were otherwise exercisable on the date of such termination shall remain exercisable for a period of three months following such voluntary resignation or termination by the Company without Cause and for a period of one year following such termination on account of a disability, and thereafter shall expire unless exercised by such individual within such three-month or one-year period; provided, however, that if such individual retires from the Company at the age of 55 or older with at least 10 years of service with the Company, the Options and/or SARs held by such individual which were otherwise exercisable on the date of such termination shall remain exercisable for a period of two years following the date of termination by such retirement and thereafter shall expire. In the case of the death of an Optionee (i) while in the employment or service of the Company, (ii) within three months following termination of employment or service with the Company by voluntary resignation or termination by the Company without Cause, (iii) within one year following a termination of employment or service with the Company on account of disability, or (iv) within two years following termination of service with the Company by retirement from the Company at the age of 55 or older with 10 years of service with the Company, the Options and/or SARs held by such individual which were otherwise exercisable on the date of his death may be exercised by his heirs, legatees or personal representatives, within a period of one year after the date of death. Options or SARs granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company, a Subsidiary or a Designated Entity. Notwithstanding the foregoing, the Committee may provide in an Option or SAR agreement for the continued exercisability of Options after termination of employment for such other period or periods and on such other terms and conditions as the Committee determines to be appropriate. In no event, however, shall any Option or SAR be exercisable after 10 years from the date it was granted. For purposes of the Plan "Cause" shall mean that an Optionee has
(i) refused or repeatedly failed to perform the duties assigned to him/her; (ii) engaged in a willful or intentional act that has the effect of injuring the reputation or business of the Company in any material respect; (iii) continually or repeatedly been absent from the Company, unless due to serious illness or disability; (iv) used illegal drugs or been impaired due to other substances;
(v) been convicted of any felony; (vi) committed an act of gross misconduct, fraud, embezzlement or theft against the Company; (vii) engaged in any act of such extreme nature that the Company determines to be grounds for immediate dismissal, including, but not limited to harassment of any nature; or (viii) violated a material company policy; provided, however, that following a Change in Control, a termination pursuant to clause (i) shall be for Cause only if the Optionee's refusal or repeated failure to perform the duties assigned to him/her were willful and deliberate on the Optionee's part or committed in bad faith or without reasonable belief that such refusal or failure was in the best interests of the Company. The determination of whether any conduct, action or failure to act on the part of any Optionee constitutes Cause shall be made by the Chief Executive Officer of the Company in his sole discretion; provided, however, that following a Change in Control, any such determination by the Chief Executive Officer of the Company shall be approved by the Company's successor's Compensation Committee. For the sake of clarity, the provisions of this Section 5(h) (as amended and restated as of June 30, 2005) shall apply only to Options and SARs granted on and after June 30, 2005.


6. Special Provisions Applicable to ISOs.

     The following special provisions shall be applicable to ISOs granted under the Plan.

     (a) No ISOs shall be granted under the Plan after ten (10) years from the earlier of (i) the date the Plan is adopted, or (ii) the date the Plan is approved by the Company's shareholders.

     (b) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary, or any "parent corporation" (a "Parent") of the Company within the meaning of Section 424(e) of the Code.

     (c) If the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the Fair Market Value of the Common Stock shall be determined at the time the ISOs covering such shares were granted.


7. Stock Appreciation Rights.

     A SAR grant shall confer on a SAR Holder the right to receive in shares of Common Stock, cash or a combination of both, equal to the excess, if any, of the Fair Market Value of one share of Common Stock on the date the SAR is exercised over the exercise price of the SAR contained in the terms and conditions of the Award multiplied by the number of shares with respect to which the SAR is being exercised. Shares issued in settlement of the exercise of an SAR shall be valued at their Fair Market Value on the date of the exercise of the SAR. SARs may be granted alone or in tandem with Options. SARs granted in tandem with Options will give the Holder the right to exercise the SAR or the Option upon and after vesting, but not both. Upon the exercise of a tandem SAR the tandem Option will expire and upon the exercise of a tandem Option, the tandem SAR will expire. Each tandem SAR or Option shall expire no later than the expiration of the accompanying tandem Option or SAR and shall be transferable only when and to the extent the accompanying Option or SAR is transferable.

8. Restricted Stock.

     (a) Award of Restricted Stock.

     (i)  The Committee shall have the authority (1) to grant Restricted  Stock,
          (2) to issue or transfer Restricted Stock to Eligible Individuals, and
          (3) to establish terms, conditions and restrictions applicable to such Restricted Stock, including the period of time during which such Award is subject to the restrictions set forth in Section 8(b) (the "Restricted Period"), which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares to be covered by each grant.

     (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Holder shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 8(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends, if any, with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company for the Holder's account. Unless otherwise determined by the Committee no interest will accrue or be paid on the amount of any cash dividends withheld. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate.

     (iii)Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.


     (b)  Restrictions.

     (i) Restricted Stock awarded to an Eligible Individual shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate;
          (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in Section 8(d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareholder shall terminate without further obligation on the part of the Company.

     (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock (taking into consideration the accounting implications, if any, for such removal) whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

     (c) Restricted Period. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee and set forth in a written Award agreement.

     (d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the Company and all Subsidiaries and Designated Entities during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows.

     (i) Upon the termination of employment of a Holder for any reason other than retirement with the consent of the Board, death or disability (as defined in Section 22(e)(3) of the Code), the Non-Vested Portion of the Award shall be completely forfeited.

     (ii) Upon the termination of employment of a Holder on account of retirement with the consent of the Board, death or disability (as defined in Section 22(e)(3) of the Code), the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and such portion shall become fully vested and the restrictions and forfeiture provisions thereon shall lapse and such shares shall be received by the Holder or his or her beneficiary, as applicable, as soon as practicable following such termination.

     (e) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Common Stock covered by a Restricted Stock Award, the restrictions set forth in Section 8(b) and the Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

     (f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the end of the Restricted Period with respect to such Stock:

               "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as of , between The Topps Company, Inc. and . A copy of such Agreement is on file at the offices of The Topps Company, Inc."

               Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

     (g) Automatic Grant to Non-Employee Directors. Each year, on the date of the Company's Annual Meeting of Stockholders (the "Annual Meeting"), commencing with the Annual Meeting on June 26, 2003, each member of the Board who is not an employee of the Company shall be automatically granted a number of shares of Restricted Stock equal to $20,000 divided by the Fair Market Value of one share of Common Stock on the date of the Annual Meeting (rounded down to the nearest whole share) (the "Non-Employee Director Award"). The Non-Employee Director Award shall be unvested and restricted on the date of grant and shall remain unvested and restricted during a Restricted Period that shall last (subject to full vesting upon a Change in Control) from the date of grant until the date of the next regularly scheduled Annual Meeting, provided that if the next Annual Meeting is not scheduled within thirteen months of the date of grant, such Non-Employee Director Award shall vest on the date that is one year following the date of grant (in either case, the "Non-Employee Director Vesting Date"). Unless otherwise determined by the Committee and set forth in the Restricted Stock Agreement between the Company and the Holder, during the Restricted Period, the Non-Employee Director Award shall be nontransferable and subject to forfeiture upon termination of the Holder's director status for any reason prior to the end of the Restricted Period. Subject to earlier vesting upon a Change in Control, each Non-Employee Director Award shall fully vest and become transferable and no longer subject to forfeiture on and after the Non-Employee Director Vesting Date.


9. Change in Control.

          In the event of a Change in Control, all Awards shall, subject to the consummation of such Change in Control, become immediately fully vested, exercisable, payable and no longer subject to transfer restrictions or forfeiture, as applicable, ten days prior to the consummation of such Change in Control.

          Unless a more limited definition is provided in the Award agreement, a "Change in Control" shall be deemed to have occurred upon the first to occur of the following:

          (a) The acquisition by any person (including a group, within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), other than the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the Company's then outstanding voting securities;

          (b) During any period of 24 months or less, the persons who were Continuing Directors immediately before the beginning of such period shall cease, for any reason other than death, to constitute at least a majority of the Board, provided that any director who was not a director at the beginning of such period shall be deemed to be a Continuing Director if clause (ii) of the definition of "Continuing Director" applies. "Continuing Director" shall mean any member of the Board who either (i) is a member of the Board on the date this Plan is adopted, or (ii) was nominated for election to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Continuing Directors; or

          (c) The Company sells or otherwise disposes of or transfers (A) all or substantially all of its assets or (B) assets constituting one or more of the Company's main lines of business (such as the confectionary line of business or the entertainment line of business), in either case (whether through a direct sale of assets or through a reorganization of such assets into a wholly-owned subsidiary of the Company followed by a sale of such subsidiary) to any other company or legal entity, and as a result of such sale or other disposition or transfer of assets, less than a majority of the combined voting power of the then-outstanding securities of such other company or other legal entity, to which such assets are being sold, disposed or transferred to, immediately after such sale, disposition or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such sale or other disposition or transfer (including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights); provided, however that a sale or other disposition or transfer of assets pursuant to clause (B) above shall only constitute a "Change in Control" with respect to those employees whose employment with the Company and all its affiliates terminates as a direct result of such sale or other disposition or transfer.

10. Adjustment upon Changes in Capitalization.

          (a) Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all Awards under the Plan, the maximum number of shares of Common Stock with respect to which any one person may be granted Options or stock appreciation rights during any year and the maximum number of shares of Common Stock under the Plan subject to Awards other than Options may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, spin-offs, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan, or (iii) for any other reason which the Committee, in its sole discretion, determines otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. If the Company shall be sold, reorganized, consolidated, or merged with another corporation (a "Corporate Event"), all Awards shall automatically be converted into Awards with respect to the stock of such continuing or successor entity or its parent or controlling entity, as determined to be appropriate by the committee to preserve the Holders' economic interest in such Awards and a Holder shall be entitled to receive upon the exercise of his or her Award the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such Corporate Event as if he or she had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by his or her Award; provided, however, that the Committee may, in its discretion, unless it is intended that pooling of interests accounting treatment apply and while taking into consideration the accounting implications, if any, (i) accelerate the vesting and exercisability, as applicable, of outstanding Awards to any date within 30 days prior to or concurrent with the occurrence of such Corporate Event and, in connection therewith, may shorten the term of outstanding Awards to the date of the occurrence of such Corporate Event and/or (ii) cancel any outstanding Awards and pay to the Holders thereof, in cash or shares of Common Stock, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the Corporate Event.

          (b) If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.


11. Further Conditions of Exercise.

          (a) Unless prior to the distribution of shares of Common Stock issuable upon the vesting or exercise of an Award, such shares are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there has been a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act delivered to the Holder, as a condition to the issuance of such shares, the Holder will be required to make a representation to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

          (b) Anything in subparagraph (a) of this Section 11 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any shares of Common Stock pursuant to an Award unless and until they have been listed on each securities exchange on which the shares of Common Stock may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement (and such qualification or registration has become effective), or an available exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.


12. Termination, Modification and Amendment.

          (a) The Plan (but not Awards previously granted under the Plan) shall terminate ten (10) years from the date the Plan is approved by the Company's stockholders and no Award shall be granted after termination of the Plan.

          (b) The Plan may at any time be terminated or, from time to time, be suspended, modified or amended by the Board of Directors; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the voting securities of the Company present in person or represented by proxy and entitled to vote at a meeting duly held in accordance with Delaware law, (i) increase (except as provided by Section 10) the maximum number of shares of Common Stock as to which Awards may be granted under the Plan, or (ii) reduce the minimum purchase price or exercise price at which Awards may be granted under the Plan.

          (c) No termination, modification or amendment of the Plan may materially and adversely affect the rights conferred under the Plan or any related grant agreement with respect to outstanding Award grants without the written consent of the affected Holder.

13. Nontrasferability.

          Unless otherwise determined by the Committee, either at the date of grant or some later date, Awards shall be non-transferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by the Holder except by will or the laws of descent and distribution, and may be exercised, during the lifetime of a Holder, only by the Holder. No Award shall be subject to execution, attachment or other process.


14. Effectiveness of the Plan.

          The Plan shall become effective upon adoption by the Board of Directors, subject to approval by a proper vote of the stockholders of the Company.


15. Not a Contract.

          Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any Holder any right to continue as a member of the Board of Directors, or to remain in the employ or service of the Company, any Subsidiary or any Designated Entity.


16. Governing Law.

          The Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws.

17. Withholding.

          As a condition to the exercise or vesting, as applicable, of any Award, the Committee may require that a Holder satisfy, through deduction or withholding from any payment of any kind otherwise due to the Holder, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting or exercise. The Committee may permit shares of Common Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Award being exercised.


18. Other Company Benefit and Compensation Programs.

          Unless otherwise determined by the Committee, compensation recognized upon exercise or vesting of Awards or upon settlement of rights under the Plan shall not be deemed a part of the recipient's compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country). The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.


19. Unfunded Plan.

          Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.


20. Successors and Assigns.

          The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor or administrator of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.


                      *                *                 *


As adopted by the Board of Directors of
The Topps Company, Inc. as of
May 29, 2001, and amended and
restated as of June 26, 2003, and further amended and restated as of June 30, 2005



By:     /s/ Catherine K. Jessup
      ---------------------------
            Catherine K. Jessup

Title: Vice President-Chief Financial Officer and Treasurer